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                     U.S. SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):    June 24, 1996
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                          CHILDREN'S WONDERLAND, INC.
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             (Exact name of registrant as specified in its charter)



                                   California
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                 (State or other jurisdiction of incorporation)



            0-28270                                      95-4455341
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   (Commission File Number)                    (IRS Employer Identification
                                                           Number)



           28310 Roadside Drive, Suite 220, Agoura, California 91301
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                    (Address of principal executive offices)



                                 (818) 865-1306
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report)





     This report, including all exhibits and attachments, contains 3 pages.
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ITEM 5 -- OTHER EVENTS

On June 24, 1996, the Company executed a new long-term lease for the Company's center located in Agoura, California. The term of the lease is for ten years, commencing June 1, 1996 and ending May 31, 2006. Monthly rental payments are $15,500. The monthly rental amount is subject to increase upon each anniversary date, commencing June 1, 1997, based upon the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers.


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                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:




CHILDREN'S WONDERLAND, INC.
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(Registrant)



Dated: June 27, 1996                    /s/  ROBERT M. WILSON
                                        -------------------------------------
                                        Robert M. Wilson
                                        President and Chief Financial Officer